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                                                   EXHIBIT 23.2

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 21, 1998 incorporated by reference in Staten Island Bancorp Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

/s/ Arthur Andersen LLP
New York, New York
March 26, 1999
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